UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

August 19, 2004

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA
(Address of principal executive offices)

94404
(Zip Code)

(650) 574-3000
(Registrant’s telephone number, including area code)

ITEM 5.                                                     OTHER EVENTS

On August 17, 2004, Gilead Sciences, Inc., a Delaware corporation, issued a press release announcing the establishment of a stock trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934 by James M. Denny, Gilead’s non-executive Chairman of the Board.  A copy of the press release is filed as Exhibit 99.1 to this report.

ITEM 7.                                                     FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits

Exhibit Number	Description
99.1	Press Release, issued by Gilead Sciences, Inc. on August 17, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(registrant)

/s/ John F. Milligan
John F. Milligan
Executive Vice President and Chief Financial Officer

Date: August 19, 2004

Exhibit Index

Exhibit Number	Description
99.1	Press Release, issued by Gilead Sciences, Inc. on August 17, 2004